EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Interups Inc. (the “Company”) hereby certify, to such officer’s knowledge, that the Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Louise Jones
Louise Jones
Chief Executive Officer

November 14, 2016

/s/ Laxmi Prasad
Laxmi Prasad
Interim Chief Financial Officer

November 14, 2016

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Interups Inc. and will be retained by Interups Inc. and furnished to the Securities and Exchange Commission or its staff upon request.